SUPPLEMENT DATED JANUARY 30, 2009

TO PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement describes proposed changes to a certain investment option offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM Lord Abbett Growth & Income Fund for shares of the Lord Abbett Growth & Income Portfolio.  We anticipate that the substitution will occur on or about February 20, 2009.

Prior to the substitution, you may make one transfer of your Contract Values invested in the Sub-Account investing in the Lord Abbett Growth & Income Portfolio into any of our available Sub-Accounts without charge and without it being subject to transfer limitations described in the prospectus.

When the substitution occurs, any remaining values in the Lord Abbett Growth & Income Portfolio will be automatically transferred into the SCSM Lord Abbett Growth & Income Fund of the Sun Capital Advisers Trust. For a period of thirty days following the substitution, you may transfer your values in SCSM Lord Abbett Growth & Income Fund into any of the other available Sub-Accounts without it being subject to the transfer limitations described in the prospectus.

If you have any questions about the proposed substitution, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (US) 2/2009